
                                                       Chase Manhattan Bank USA, N.A.
                                                   Monthly Certificateholder's Statement

                                                       Chase Credit Card Master Trust
                                                               Series 1995-1
                                                                                                    Distribution Date:       6/15/98

Section 5.2 - Supplement                                   Class A         Class B        Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                  0.00            0.00             0.00                     0.00

(ii)  Monthly Interest Distributed                           3,730,494.79      317,332.90       415,611.05             4,463,438.74
      Deficiency Amounts                                             0.00            0.00                                      0.00
      Additional Interest                                            0.00            0.00                                      0.00
      Accrued and Unpaid Interest                                                                     0.00                     0.00

(iii) Collections of Principal Receivables                  79,147,504.29    6,595,625.36     8,480,089.75            94,223,219.39

(iv)  Collections of Finance Charge Receivables             11,003,609.39      916,967.45     1,178,958.15            13,099,534.98

(v)   Aggregate Amount of Principal Receivables                                                                   15,728,860,960.30

                                       Investor Interest   750,000,000.00   62,500,000.00    80,357,142.86           892,857,142.86
                                       Adjusted Interest   750,000,000.00   62,500,000.00    80,357,142.86           892,857,142.86

                                           Series
      Floating Investor Percentage                   5.68%          84.00%           7.00%            9.00%                  100.00%
      Fixed Investor Percentage                      5.68%          84.00%           7.00%            9.00%                  100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.44%
              30 to 59 days                                                                                                    1.45%
              60 to 89 days                                                                                                    1.04%
              90 or more days                                                                                                  2.07%
                                       Total Receivables                                                                     100.00%

(vii) Investor Default Amount                                4,299,957.32      358,329.78       460,709.71             5,118,996.81

(viii)Investor Charge-Offs                                           0.00            0.00             0.00                     0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00             0.00

(x)   Servicing Fee                                            625,000.00       52,083.33        66,964.29               744,047.62

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          10.75%

(xii) Reallocated Monthly Principal                                                  0.00             0.00                     0.00

(xiii)Closing Investor Interest (Class A Adjusted)         750,000,000.00   62,500,000.00    80,357,142.86           892,857,142.86

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                        0.00

(xvi) Accumulation Shortfall                                                                                                   0.00

(xvii)Principal Funding Investment Proceeds                                                                                    0.00

(xviiiPrincipal Investment Funding Shortfall                                                                 =======================

(xix) Available Funds                                       10,394,923.14      864,884.12     1,111,993.86            12,371,801.12

(xx)  Certificate Rate                                               5.7763%         5.8963%          6.0063%

                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1995-2
                                                                                                      Distribution Date:     6/15/98

Section 5.2 - Supplement                                         Class A          Class B        Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                   0.00             0.00            0.00                     0.00

(ii)  Monthly Interest Distributed                            3,115,000.00       181,245.17      248,907.44             3,545,152.61
      Deficiency Amounts                                              0.00             0.00                                     0.00
      Additional Interest                                             0.00             0.00                                     0.00
      Accrued and Unpaid Interest                                                                      0.00                     0.00

(iii) Collections of Principal Receivables                   63,318,003.43     3,597,517.89    5,036,755.30            71,952,276.63

(iv)  Collections of Finance Charge Receivables               8,802,887.51       500,150.73      700,243.03            10,003,281.26

(v)   Aggregate Amount of Principal Receivables                                                                    15,728,860,960.30

                                        Investor Interest   600,000,000.00    34,090,000.00   47,728,181.82           681,818,181.82
                                        Adjusted Interest   600,000,000.00    34,090,000.00   47,728,181.82           681,818,181.82

                                            Series
      Floating Investor Percentage                   4.33%           88.00%            5.00%           7.00%                 100.00%
      Fixed Investor Percentage                      4.33%           88.00%            5.00%           7.00%                 100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.44%
              30 to 59 days                                                                                                    1.45%
              60 to 89 days                                                                                                    1.04%
              90 or more days                                                                                                  2.07%
                                                                                                                  ------------------
                                              Total Receivables                                                              100.00%

(vii) Investor Default Amount                                 3,439,965.86       195,447.39      273,638.86             3,909,052.11

(viii)Investor Charge-Offs                                            0.00             0.00            0.00                     0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00            0.00

(x)   Servicing Fee                                             500,000.00        28,408.33       39,773.48               568,181.82

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          10.73%

(xii) Reallocated Monthly Principal                                                    0.00            0.00                     0.00

(xiii)Closing Investor Interest (Class A Adjusted)          600,000,000.00    34,090,000.00   47,728,181.82           681,818,181.82

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                         0.00

(xvi) Accumulation Shortfall                                                                                                    0.00

(xvii)Principal Funding Investment Proceeds                                                                                     0.00

(xviiiPrincipal Investment Funding Shortfall                                                                      ==================

(xix) Available Funds                                         8,302,887.51       471,742.39      660,469.54             9,435,099.44

(xx)  Certificate Rate                                                6.2300%          6.3800%         6.0563%

                                                  Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                           Series 1995-3
                                                                                                      Distribution Date:    6/15/98

Section 5.2 - Supplement                                       Class A         Class B        Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                0.00            0.00             0.00                    0.00

(ii)  Monthly Interest Distributed                         2,336,250.00      136,149.60       188,879.70            2,661,279.30
      Deficiency Amounts                                           0.00            0.00                                     0.00
      Additional Interest                                          0.00            0.00                                     0.00
      Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii) Collections of Principal Receivables                47,488,502.57    2,698,191.19     3,777,513.71           53,964,207.47

(iv)  Collections of Finance Charge Receivables            6,602,165.63      375,120.38       525,174.93            7,502,460.95

(v)   Aggregate Amount of Principal Receivables                                                                15,728,860,960.30

                                       Investor Interest 450,000,000.00   25,568,000.00    35,795,636.36          511,363,636.36
                                       Adjusted Interest 450,000,000.00   25,568,000.00    35,795,636.36          511,363,636.36

                                            Series
      Floating Investor Percentage                 3.25%          88.00%           5.00%            7.00%                 100.00%
      Fixed Investor Percentage                    3.25%          88.00%           5.00%            7.00%                 100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                      95.44%
              30 to 59 days                                                                                                 1.45%
              60 to 89 days                                                                                                 1.04%
              90 or more days                                                                                               2.07%
                                                                                                                  ------------------
                                                 Total Receivables                                                        100.00%

(vii) Investor Default Amount                              2,579,974.39      146,588.41       205,226.28            2,931,789.08

(viii)Investor Charge-Offs                                         0.00            0.00             0.00                    0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00             0.00

(x)   Servicing Fee                                          375,000.00       21,306.67        29,829.70              426,136.36

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                        10.73%

(xii) Reallocated Monthly Principal                                                0.00             0.00                    0.00

(xiii)Closing Investor Interest (Class A Adjusted)       450,000,000.00   25,568,000.00    35,795,636.36          511,363,636.36

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                     0.00

(xvi) Accumulation Shortfall                                                                                                0.00

(xvii)Principal Funding Investment Proceeds                                                                                 0.00

(xviiiPrincipal Investment Funding Shortfall                                                                      ==================

(xix) Available Funds                                      6,227,165.63      353,813.71       495,345.24            7,076,324.58

(xx)  Certificate Rate                                             6.2300%         6.3900%          6.1813%

                                             Chase Manhattan Bank USA, N.A.
                                          Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                      Series 1996-1
                                                                                                 Distribution Date:     6/15/98

Section 5.2 - Supplement                               Class A        Class B       Collateral               Total
--------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                              0.00           0.00           0.00                     0.00

(ii)  Monthly Interest Distributed                       3,237,500.00     189,248.43     290,390.27             3,717,138.71
      Deficiency Amounts                                         0.00           0.00                                    0.00
      Additional Interest                                        0.00           0.00                                    0.00
      Accrued and Unpaid Interest                                                              0.00                     0.00

(iii) Collections of Principal Receivables              73,871,004.00   4,197,139.39   5,876,179.34            83,944,322.73

(iv)  Collections of Finance Charge Receivables         10,270,035.43     583,514.07     816,945.31            11,670,494.80

(v)   Aggregate Amount of Principal Receivables                                                            15,728,860,960.30

                                    Investor Interest  700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45
                                    Adjusted Interest  700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

                                            Series
      Floating Investor Percentage                5.06%         88.00%          5.00%          7.00%                  100.00%
      Fixed Investor Percentage                   5.06%         88.00%          5.00%          7.00%                  100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                  95.44%
              30 to 59 days                                                                                             1.45%
              60 to 89 days                                                                                             1.04%
              90 or more days                                                                                           2.07%
                                                                                                       -------------------
                                           Total Receivables                                                          100.00%

(vii) Investor Default Amount                            4,013,293.50     228,023.87     319,243.43             4,560,560.80

(viii)Investor Charge-Offs                                       0.00           0.00           0.00                     0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00           0.00

(x)   Servicing Fee                                        583,333.33      33,143.33      46,402.12               662,878.79

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                   10.73%

(xii) Reallocated Monthly Principal                                             0.00           0.00                     0.00

(xiii)Closing Investor Interest (Class A Adjusted)     700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

(xiv) LIBOR                                                                                                             5.65625%

(xv)  Principal Funding Account Balance                                                                                 0.00

(xvi) Accumulation Shortfall                                                                                            0.00

(xvii)Principal Funding Investment Proceeds                                                                             0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                       ===================

(xix) Available Funds                                    9,686,702.09     550,370.74     770,543.19            11,007,616.02

(xx)  Certificate Rate                                           5.5500%        5.7100%        6.0563%

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1996-2
                                                                                                     Distribution Date:    6/15/98

Section 5.2 - Supplement                                  Class A        Class B       Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                 0.00           0.00            0.00                    0.00

(ii)  Monthly Interest Distributed                          2,740,833.33     160,416.67      241,346.57            3,142,596.57
      Deficiency Amounts                                            0.00           0.00                                    0.00
      Additional Interest                                           0.00           0.00                                    0.00
      Accrued and Unpaid Interest                                                                  0.00                    0.00

(iii) Collections of Principal Receivables                 58,041,503.14   3,297,812.68    4,616,937.75           65,956,253.57

(iv)  Collections of Finance Charge Receivables             8,069,313.55     458,483.72      641,877.21            9,169,674.49

(v)   Aggregate Amount of Principal Receivables                                                               15,728,860,960.30

                                        Investor Interest 550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00
                                        Adjusted Interest 550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

                                            Series
      Floating Investor Percentage                  3.97%          88.00%          5.00%           7.00%                 100.00%
      Fixed Investor Percentage                     3.97%          88.00%          5.00%           7.00%                 100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                     95.44%
              30 to 59 days                                                                                                1.45%
              60 to 89 days                                                                                                1.04%
              90 or more days                                                                                              2.07%
                                                                                                           ------------------
                                          Total Receivables                                                              100.00%

(vii) Investor Default Amount                               3,153,302.04     179,164.89      250,830.84            3,583,297.77

(viii)Investor Charge-Offs                                          0.00           0.00            0.00                    0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00            0.00

(x)   Servicing Fee                                           458,333.33      26,041.67       36,458.33              520,833.33

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                      10.73%

(xii) Reallocated Monthly Principal                                                0.00            0.00                    0.00

(xiii)Closing Investor Interest (Class A Adjusted)        550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

(xiv) LIBOR                                                                                                                5.65625%

(xv)  Principal Funding Account Balance                                                                                    0.00

(xvi) Accumulation Shortfall                                                                                               0.00

(xvii)Principal Funding Investment Proceeds                                                                                0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                           ==================

(xix) Available Funds                                       7,610,980.22     432,442.06      605,418.88            8,648,841.16

(xx)  Certificate Rate                                              5.9800%        6.1600%         6.4063%

                                                  Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                          Series 1996-3
                                                                                                      Distribution Date:     6/15/98

Section 5.2 - Supplement                                       Class A        Class B       Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                                      0.00           0.00            0.00                   0.00

(ii)  Monthly Interest Distributed                               2,434,132.89     141,813.47      180,788.94           2,756,735.30
      Deficiency Amounts                                                 0.00           0.00                                   0.00
      Additional Interest                                                0.00           0.00                                   0.00
      Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii) Collections of Principal Receivables                      43,476,568.35   2,470,246.37    3,458,475.87          49,405,290.59

(iv)  Collections of Finance Charge Receivables                  6,044,400.01     343,429.98      480,820.18           6,868,650.18

(v)   Aggregate Amount of Principal Receivables                                                                   15,728,860,960.30

                                             Investor Interest 411,983,000.00  23,408,000.00   32,772,440.86         468,163,440.86
                                             Adjusted Interest 411,983,000.00  23,408,000.00   32,772,440.86         468,163,440.86

                                                   Series
      Floating Investor Percentage                       2.98%          88.00%          5.00%           7.00%               100.00%
      Fixed Investor Percentage                          2.98%          88.00%          5.00%           7.00%               100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.44%
              30 to 59 days                                                                                                    1.45%
              60 to 89 days                                                                                                    1.04%
              90 or more days                                                                                                  2.07%
                                                                                                                -------------------
                                                  Total Receivables                                                          100.00%

(vii) Investor Default Amount                                    2,362,012.42     134,204.53      187,893.46           2,684,110.42

(viii)Investor Charge-Offs                                               0.00           0.00            0.00                   0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                         0.00           0.00            0.00

(x)   Servicing Fee                                                343,319.17      19,506.67       27,310.37             390,136.20

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          10.73%

(xii) Reallocated Monthly Principal                                                     0.00            0.00                   0.00

(xiii)Closing Investor Interest (Class A Adjusted)             411,983,000.00  23,408,000.00   32,772,440.86         468,163,440.86

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                        0.00

(xvi) Accumulation Shortfall                                                                                                   0.00

(xvii)Principal Funding Investment Proceeds                                                                                    0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                                ===================

(xix) Available Funds                                            5,701,080.84     323,923.32      453,509.82           6,478,513.98

(xx)  Certificate Rate                                                   7.0900%        7.2700%         6.4063%
